Investment in Notes from Associates (Tables)	12 Months Ended
Dec. 31, 2023
Investment in Notes from Associates [Abstract]
Schedule of Investments in Associates
The following table summarizes the activity related to the investment in associates balance for the years ended December 31, 2023 and 2022.

Investment in Associates	$
As of January 1, 2022	—
Cash investment in associates	19,961
Additional investment as a result of settling the Backstop agreement (see above)	8,424
Gain on dilution of interest in associate (*)	13,793
Investment in Sonde - deconsolidation	7,680
Share in net loss of associates	(27,749)
Reversal of equity method losses recorded against LTI (due to decrease in the fair value of such LTI):	(4,406)
Share in other comprehensive loss of associates	(166)
Impairment	(8,390)
As of December 31, 2022 and January 1, 2023	9,147
Share in net loss of associates	(6,055)
Share in other comprehensive income of associates	92
As of December 31, 2023	3,185
*    Gain on dilution of interest was further increased due to the receipt of Gelesis Earn-out Shares accounted for as investments held at fair value (see above).
Following is the activity in respect of investments in notes from associates during the periods. The fair value of the $4,600 note from associate as of December 31, 2023 is determined using unobservable Level 3 inputs. See Note 18. Financial Instruments for additional information.

Investment in notes from associates	$
Balance as of January 1, 2022	—
Investment In Gelesis notes	15,000
Changes in the fair value of the notes	1,501
Balance as of December 31, 2022 and January 1, 2023	16,501
Investment In Gelesis notes	10,729
Investment in Vedanta convertible debt	5,000
Changes in the fair value of the notes and convertible debt	(27,630)
Balance as of December 31, 2023	4,600